Topline Data Presentation Investigation of Nedosiran for the Treatment of Primary Hyperoxaluria Type 1 and Type 2 August 5, 2021

Forward-Looking Statements This presentation has been prepared by Dicerna Pharmaceuticals, Inc. (“we,” “us,” “our,” “Dicerna,” or the “Company”) and includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Examples of forward-looking statements include, among others, statements we make regarding: (i) the therapeutic and commercial potential of nedosiran as well as those of RG6346, belcesiran (formerly DCR-A1AT), DCR-AUD and our GalXC™ and GalXC Plus™ RNAi technology; (ii) our research and development plans and timelines for nedosiran as well as those for RG6346, belcesiran, DCR-AUD, GalXC and GalXC-Plus; (iii) our regulatory pathways, plans and timelines for nedosiran as well as those for RG6346, belcesiran, DCR-AUD, GalXC and GalXC-Plus; (iv) the Company’s strategy, business plans and focus; (v) the Company’s expectations about our cash, cash equivalents and marketable securities; (vi) the potential of Dicerna’s technology and drug candidates, including our pipeline expansion efforts and expectations; and (vii) the Company’s collaborations with Novo Nordisk A/S; Roche; Eli Lilly and Company; Alexion Pharmaceuticals, Inc.; Boehringer Ingelheim International GmbH; and Alnylam Pharmaceuticals, Inc. The process by which an early-stage investigational therapy such as nedosiran and an early-stage platform such as GalXC could potentially lead to an approved product is long and subject to significant risks. Applicable risks and uncertainties include, but are not limited to, those risks identified under the heading "Risk Factors" included in the Company’s most recent Form 10-K filing and in subsequent filings with the Securities and Exchange Commission. These risks and uncertainties include, among others, the potential for additional or future data to alter initial, interim and preliminary results of clinical trials; positive data from preclinical studies and earlier clinical trials may not be predictive of results from subsequent preclinical studies and clinical trials; the results of clinical trials may produce negative, inconclusive or uncompetitive results; possible safety, efficacy concerns could emerge as new data are generated in R&D and/or clinical trials; the impact to, and potential for delays in, the current and future conduct of the business of the Company, its clinical programs and operations as a result of the COVID-19 pandemic; the cost, timing and results of preclinical studies and clinical trials and other development activities; the likelihood of Dicerna’s clinical programs being executed within timelines provided; our reliance on the Company’s contract research and manufacturing organizations; the unpredictability of timely enrollment of subjects and patients to advance Dicerna’s clinical trials; the unpredictability of the duration and results of the regulatory review of Investigational New Drug (IND) applications and Clinical Trial Applications necessary to continue to advance and progress the Company’s clinical programs and the regulatory review of submissions relevant to regulatory agencies for marketing approvals, including New Drug Applications (NDAs); market acceptance for approved products and innovative therapeutic treatments; competition; the possible impairment of, inability to obtain and costs of obtaining needed intellectual property rights; that the Company may not realize the intended benefits of its collaborations; general business, financial and accounting risks; and the risks and potential outcomes from litigation. Dicerna is providing this information as of this date and does not undertake any obligation to update or revise it, whether as a result of new information, future events or circumstances or otherwise. Additional information concerning Dicerna and its business may be available in press releases or other public announcements and public filings made after the date of this information. 2 Dicerna™, GalXC™, GalXC-Plus™ and PHYOX™ are trademarks of Dicerna Pharmaceuticals, Inc.

Douglas M. Fambrough, Ph.D. President and Chief Executive Officer Introduction GalXC RNAi Technology Pipeline Rob Ciappenelli Chief Commercial Officer Disease and Patient Journey Shreeram Aradhye, M.D. Executive Vice President, Chief Medical Officer PHYOX2 Data Trial design Demographics Efficacy Endpoints Safety Douglas M. Fambrough, Ph.D. Summary and Conclusions Speakers and Agenda 3

• Sequence-specificity to silence only the targeted gene in the delivery tissues • Long duration of action – weeks to months – enables convenient dosing regimens • Off-target activity is generally not observed • Ability to address previously “undruggable” target classes Dicerna’s & RNAi Platform Offering Compelling Pharmacological Properties to De-Risk Development GalNAc liver delivery 4 Including alternative nucleic acid structures Various ligands Adipose Tumor-Associated Immune Cells Additional Tissues Muscle Central Nervous System Liver Our RNAi Platform creates broad opportunities for Dicerna and our partners Neurodegeneration, rare disease, spinal cord injury, etc. Immuno-oncology Diabetes, obesity, rare diseases, etc. Diseases of the eye, lung, etc. Myotonic dystrophy, other rare diseases Rare diseases, HBV, NASH, cardiometabolic diseases, AUD, etc.

Core and Collaborative Development-Stage Programs

Fifteen Programs Have Entered Development, Many More Are in Discovery Stage

TARGET INDICATION	COMPOUND (GENE TARGET)	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	DICERNA PRODUCT RIGHTS	PARTNER
Primary Hyperoxaluria 1, 2 & 3	Nedosiran (*LDHA*)					100% global	
Chronic Hepatitis B	RG6346 (*HBV*)					U.S. opt-in	Roche
AAT Liver Disease	Belcesiran (*SERPINA1*)					100% U.S. (Alnylam ex-U.S. opt-in)	Alnylam
Alcohol Use Disorder	DCR-AUD (*ALDH2*)					100% global	
Cardiometabolic	LY3561774 (*ANGPTL3*)					Milestone/royalty	Lilly
Cardiometabolic	LY3819469 (*LPA*)					Milestone/royalty	Lilly
Cardiometabolic	DCR-CM4					Milestone/royalty	Lilly
Cardiometabolic	DCR-CM3					Milestone/royalty	Lilly
Complement-mediated	DCR-COMP1 (*C3*)					Milestone/royalty	Alexion
Complement-mediated	DCR-COMP2 (*CFB*)					Milestone/royalty	Alexion
Cardiometabolic	DCR-NOVO1					Opt-in to co-dev. and co-comm.	novo nordisk
Cardiometabolic	DCR-NOVO2					Opt-in to co-dev. and co-comm.	novo nordisk
Nonalcoholic Steatohepatitis	DCR-LIV2					Milestone/royalty	Boehringer Ingelheim
Undisclosed GalXC-Plus						100% global	
Undisclosed GalXC-Plus						100% global	

Anticipated Timing: *IND/CTA filings for DCR-CM4 and DCR-CM3 are the responsibility of Lilly and are at their discretion. Dicerna estimates IND timing for DCR-CM4 in Q1'22.*
Dicerna intends to deliver IND-supporting packages to Alexion for DCR-COMP1 and DCR-COMP2 in Q4'21 and Q1'22, respectively; IND/CTA filings are the responsibility of Alexion and are at their discretion.

With 20+ discovery-stage programs in multiple tissues

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Dicerna™

Disease and Patient Journey Chief Commercial Officer Rob Ciappenelli

The Primary Hyperoxalurias

An Ultra-Rare Disease With an Evolving State of the Science

- A family of three closely-related ultra-rare genetic diseases
  - PH type 1
  - PH type 2
  - PH type 3
- All subtypes of PH are associated with high urinary oxalate levels, resulting in potentially severe health and quality-of-life consequences
  - Frequent kidney stones
  - Progression to end-stage renal disease

Expected U.S. Prevalence[1,2]


PH1 ~2,700
PH2 ~1,700
PH3 ~4,100
Similar numbers for major EU markets

Estimated PH Diagnosis Rates

	PH1	PH2	PH3
Current Diagnosis Projections^	~40% – 50%	~10%	~7%

Prevalence based on PH mutant alleles found in the National Heart, Lung, and Blood Institute Exome Sequencing Project (NHLBI ESP) and calculated according to Hardy-Weinberg equilibrium for each PH type using the sum of all alternate PH1, PH2 or PH3 alleles (known, or known and scored as pathogenic) and all wild type alleles.

1. Hopp K, et al. J Am Soc Nephrol. 2015;26(10):2559-2570.

2. U.S. Census Bureau population on a date: February 20, 2020. United States Census Bureau website, 2020.

^ Sources: Dicerna internal estimates PH claims/registry analysis and scientific advisors. Analysts' projections

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Dicerna™

Patient Journey Demonstrates Challenges in PH Awareness, Disease Education and Diagnosis

Majority of PH Patients Across Subtypes Remain Undiagnosed



42%
experience significant delay in diagnosis [1]
27%
diagnosed at ESRD[2]
~5%
diagnosed after kidney transplant[3]
Heterogenous Symptoms
(e.g., Pain, Large Stones, Renal Impairment)
Typical PH Patient Journey (3 to 9 yrs. after symptoms)[1]
Pt/Caregiver
Emergency Department
Kidney Stones
Urologist
Renal Impairment
Nephrologist
PH Diagnosis
Genetic Testing
24hr Uox
Graft Failure
Renal transplant
Systemic Oxalosis
Renal Impairment
CKD / Kidney Stones
Liver-Kidney Transplant
Legend
Diagnostic delay

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(1) Hoppe B, Langman C. Pediatr Nephrol. 2003;18(10):986-991. (2) Zhao F, et al. Clin J Am Soc Nephrol. 2016;11(1):119-126. (3) Bergstralh EJ, et al. Am J Transplant. 2010;10(11):2493-2501.

Dicerna™

PHYOX2 Data Executive Vice President, Chief Medical Officer Shreeram Aradhye, M.D.

Primary Hyperoxaluria Disease Biology A Family of Ultra-Rare, Life-Threatening Genetic Disorders Resulting in Renal Complications 10 PEROXISOME Oxalate GO Primary hyperoxaluria 1 Glycolate Glyoxylate Primary hyperoxaluria 2 & 3 Glycine LDH nedosiran AGT HEPATOCYTE GRHPR Glyoxylate Glycolate MITOCHONDRIA Pathway Inputs HOGA 1 2 3 • Standard published PH biochemical models link the three types of PH to the same liver metabolic pathway • In each case, the glyoxylate intermediate is believed to be converted to oxalate by LDH • Published animal model data, and early clinical results, are supportive of this model for PH1 and PH2 • Abnormal production and accumulation of oxalate leads to: ⁻ Recurrent kidney stones ⁻ Nephrocalcinosis ⁻ Chronic kidney disease that may progress to end- stage renal disease ⁻ Systemic oxalosis, impacting diverse tissues • Nedosiran silences LDHA, believed to be the ultimate step in the oxalate production pathway

PHYOX2™* Study Design

Intent to Treat (ITT) Population

Key Eligibility Criteria

- Adults and children (≥6 yo) Genetically confirmed PH1/PH2 (AGXT/GRHPR mutations)
- eGFR ≥30 ml/min/$1.73m^2$
- Urinary Oxalate (Uox) excretion ≥0.7 mmol/24hr/$1.73m^2$

2:1 Randomization

6-Month Double-Blind Treatment Period

Nedosiran

- 6 total doses (1 per month)
- Subcutaneous dosing
  - Ages ≥12+ weighing ≥50kg → 170mg
  - Ages ≥12+ weighing <50kg → 136mg
  - Ages ≥6 to <12 → 3.5mg/kg (not exceeding 136mg)

Placebo

36-Month Open-Label Extension

Nedosiran

- 36 total doses (1 per month)
- Subcutaneous dosing (same fixed dosing for ≥12+ & 3.5mg/kg for <12yo)

PHYOX™3
NCT04042402

Primary Endpoint: Percent change from baseline in 24-hour Uox as measured by AUC from Day 90 to Day 180

Key Secondary Endpoint: The proportion of participants reaching normalization or near-normalization of 24-hour Uox on at least 2 consecutive visits, starting from Day 90

* NCT03847909

PHYOX™2

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Dicerna™

Subject Disposition All Screened Participants 12 57 participants were screened 22 were not enrolled • Most common reasons for screen failure were Uox <0.7 mmol/24hr or baseline urine creatinine variability >20% 35 participants enrolled and randomized 23 participants assigned to receive nedosiran 12 participants assigned to receive placebo 23 participants included in safety analysis (safety population)* 12 participants included in safety analysis (safety population)* 22 participants included in efficacy analysis (mITT population)** 12 participants included in efficacy analysis (mITT population)** 1 discontinuation due to AE 1 discontinuation due to AE occurring after D90 *Safety Population = participants randomly assigned to study intervention and who take at least 1 partial or full dose of study intervention. ** MITT Population = participants randomized and at least one efficacy assessment after Day 90 dosing visit.

Baseline Characteristics 13 Category or Statistic Nedosiran (n = 23) Placebo (n = 12) Mean Age (years) / 6-11 (years) 23.7 / 3 (13.0%) 23.6 / 2 (16.7%) PH Type 1 / 2 18 (78.3%)/5 (21.7%) 11 (91.7%)/ 1 (8.3%) White 15 (65.2%) 10 (83.3%) Weight (kg), Mean(SD) 64.93 (19.3) 72.75 (27.3) Baseline eGFR (mL/min/1.73 m2), Mean(SD) 89.5 (37.5) 82.0 (30.0) Chronic Kidney Disease Stage Stage 1 12 (52.2%) 5 (41.7%) Stage 2 8 (34.8%) 2 (16.7%) Stage 3A 0 2 (16.7%) Stage 3B 3 (13.0%) 2 (16.7%) Missing 0 1 (8.3%) 24-Hr Urinary Oxalate (mmol/day), Mean(SD) 1.330 (0.465) 1.965 (0.706) High Baseline Urinary Oxalate* 7 (30.4%) 10 (83.3%) Baseline Plasma Oxalate (µmol/L), Mean(SD) 7.9 (5.1) 8.8 (5.1) Mean Time Since PH Diagnosis (years) 7.089 7.351 *High baseline Uox defined as ≥1.6 mmol/24h on at least one baseline value

PHYOX2 Met Primary Endpoint Achieving a Significant Reduction in Uox Mean AUC24-hour Uox (Day 90 to Day 180) 14 Standardized AUC24-hour Uox from Day 90 to Day 180** Nedosiran (n=22) Placebo (n=12) n 22 12 LS Mean (SE) 3507.4 (788.49) -1664.4 (1189.96) 95% CI for LS Mean (1961.7, 5053.1) (-3997.2, 668.4) LS Mean Difference from Placebo (SE) 5171.7 (1144.07) 95% CI for Difference from Placebo (2929.3, 7414.2) P-value for Difference from Placebo [2] <0.0001 [1] mITT Population = All participants in the ITT population who have at least one efficacy assessment after the Day 90 dosing visit. [2] P-value for testing difference from placebo Overall mITT Population1 (PH1 + PH2) Baseline 30 60 90 120 150 180 (EOS) *LS means from MMRM model using time point estimates ** Multiple imputation (MI) under the missing at random (MAR) assumption was used to handle missing 24-hr Uox data -60 -50 -40 -30 -20 -10 0 10 20 30 40 *M ea n % C ha ng e fr om B as el in e ± SE M Day of Treatment Nedosiran Placebo AUC placebo AUC nedosiran

Significant Reduction From Baseline in 24h Uox Between Day 90-180 in PH1, But Not PH2 15 * Overall and PH1 data based on restricted maximum likelihood based MMRM approach ** PH2 analysis based on observed data given small n Average % Change From Baseline in 24-Hr Uox Between Day 90 to 180 -51% -59% 43% -80 -60 -40 -20 0 20 40 60 Av er ag e % C ha ng e Fr om B as el in e Nedosiran Placebo Net Change p<0.0001 p<0.0001 n = 1 n = 5 n = 22 n = 12 n = 17 n = 11 Overall (PH1+PH2)* PH1* PH2 **

0 10 20 30 40 50 60 70 Nedosiran (n=22) Placebo (n = 12) 0% 50% PHYOX2 Met Key Secondary Endpoint: Proportion of Participants Reaching Normalization/Near-Normalization ≥2 Consecutive Visits ≥D90 16 *24-hour Uox values are considered normalized if the value <0.46 mmol/24 hours (upper limit of assay normal-ULN), and near-normalized if the value is (1.3XULN) ≥0.46 to <0.6 mmol/24 hours ** p-value for one-sided test p = 0.0025** % o f P ar tic ip an ts A ch ie vi ng N or m al iza tio n/ N ea r- N or m al iza tio n* 50%

0 10 20 30 40 50 60 70 Nedosiran (n=22) Placebo (n = 12) 0% 59% Positive Responder Analysis: Proportion of Participants Meeting Normalization/Near- Normalization Criteria OR ≥70% Reduction in Uox on ≥2 Consecutive Visits ≥D90 17 24-hour Uox values are considered normalized if the value <0.46 mmol/24 hours (upper limit of assay normal-ULN), and near-normalized if the value is (1.3XULN) ≥0.46 to <0.6 mmol/24 hours * p-value for one-sided test p = 0.0005* % o f P ar tic ip an ts M ee tin g Re sp on de r C rit er ia

Additional Subgroup Analysis: Normalization/Near-Normalization and Uox Changes in PH1 Participants Nedosiran (n = 17) Placebo (n = 11) p-value*** Normalized* (at Day 180) 43.8% ** 0% ** 0.0174 Near-Normalized + Normalized* (at Day 180) 81.3%** 0%** <0.0001 Normalized* (≥1 visit) 65% 9% 0.0047 Maximal Uox % Reduction (at any time point), Mean (SD) 68% (14.6) 31% (30.2) 0.0004 18 * 24-hour Uox values are considered normalized if the value <0.46 mmol/24 hours (upper limit of assay normal-ULN), and near-normalized if the value is (1.3XULN) ≥0.46 to <0.6 mmol/24 hours ** Excludes 1 participant in each arm who did not complete the trial *** p-values for one-sided test

Treatment-Emergent Adverse Events and Laboratory Findings

- Two discontinuations, both due to SAEs (1 nedosiran and 1 placebo)
- Three total SAEs were reported (1 nedosiran and 2 placebo):
  - One participant with fluctuating tachycardia on nedosiran (considered not to be related to study drug by two external cardiology experts)
  - Two participants on placebo with SAEs related to underlying PH (elevated creatinine and renal colic/kidney stone)
- Injection-site reactions (ISR):
  - 2 participants (8.7%) with 11 events of mild protocol-defined ISR *
  - Erythema at injection site was most common AE, 5 participants on nedosiran (21.7%) and 0 participants on placebo
- Two reported AEs of CK elevation (1 nedosiran and 1 placebo)
- No other clinically significant laboratory findings
- Kidney stone-related adverse events reported in 3 participants on nedosiran (13%) and 5 participants on placebo (41.7%)

Most Common Treatment-Emergent Adverse Events ($\geq$3 participants)

AE term	Nedosiran n, (%) n = 23	Placebo n, (%) n = 12
Erythema at injection site	5 (21.7%)	0
Kidney stone-related events	3 (13%)	5 (41.7%)
Nausea	4 (17.4%)	1 (8.3%)
Headache	4 (17.4%)	3 (25%)
Abdominal cramp	3 (13%)	2 (16.7%)

* Signs or symptoms at the injection site with a time to onset of 4 or more hours from the time of study intervention administration

PHYOX2™

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Dicerna™

• Nedosiran achieved the primary and key secondary endpoints with a statistically significant reduction in Uox • Robust Uox reduction seen in the PH1 subpopulation • PH2 results inconsistent with prior experience • Nedosiran was generally well tolerated, and its AE profile was consistent with previous studies • We expect these results to support marketing authorization applications for PH1 in the U.S. and other major markets 20 PHYOX2 Summary of Top-Line Data Nedosiran Demonstrated Robust Uox Reduction in PH1 and Was Well Tolerated in This Study

Doug Fambrough, Ph.D. President and Chief Executive Officer Summary and Conclusions

Summary and Conclusions • Nedosiran decisively hit the primary and key secondary endpoints in PHYOX2 • Nedosiran showed an AE profile similar to previously reported PHYOX trial results • The success of nedosiran in PH1 validates the GalXC technology at the foundation of our proprietary and partnered pipeline • We will seek the optimal commercialization path for nedosiran • Planned next steps: ‒ Complete PHYOX4 in PH3 and announce results in October ‒ Submit NDA for nedosiran in Q4 2021 ‒ Continue PHYOX7 and PHYOX8 to support label expansion ‒ Continue to evaluate PH2 data to determine next steps 22